                                                                    EXHIBIT 23.2
                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The Profit Recovery Group International, Inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                          /s/ KPMG LLP



                                          KPMG LLP


Atlanta, Georgia

January 6, 1999